                           AMENDMENT TO LOAN AGREEMENT
                           ---------------------------

         THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of May 23, 2003, by and among CSS INDUSTRIES, INC. (the "Borrower"), the lenders from time to time parties to the Loan Agreement defined below (the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") for the Lenders.

                                   Background:
                                   -----------

         A. The Agent, the Lenders and the Borrower entered into a Loan Agreement dated as of April 30, 2001 (as heretofore modified and amended, the "Loan Agreement"), pursuant to which the Lenders agreed to make Advances from time to time to the Borrower.

         B. In connection with a proposed Asset Sale the Borrower has requested and the Agent and the Lenders have agreed to modify the provisions of Section
6.12 of the Loan Agreement, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. Capitalized terms used herein, including in the foregoing recitals, and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended effective as of May 23, 2003 (the "Effective Date") as follows:

                  Section 6.12(b)(i)(C) is hereby amended and restated to read in full as follows:

                  "(C) at least 50% of the consideration received therefrom shall be cash;"

         3. AMENDMENT TO THE LOAN DOCUMENTS. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

         4. RATIFICATION OF THE LOAN DOCUMENTS. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Lenders and the Borrower agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and the Borrower hereby ratifies and confirms its obligations thereunder.

         5. REPRESENTATIONS AND WARRANTIES.

         (a) The Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of the Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.

         (b) The Borrower further represents that the Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation, by-laws or other organizational documents of the Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.

         (c) The Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.

         (d) The Borrower also further represents that there have been no changes to the Certificate of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

         6. CONDITIONS PRECEDENT. The amendments set forth herein shall be effective as of the Effective Date upon the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

         (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                  (i) counterparts of this Amendment executed by the Borrower, the Majority Lenders and the Guarantors; and

                  (ii) such additional documents, certificates and information as the Agent may reasonably request.

         (b) After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.

         (c) After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

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

         7. MISCELLANEOUS

         (a) To induce the Agent and the Lenders to enter into this Amendment, the Borrower waives and releases and forever discharges the Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. The Borrower further agrees to indemnify and hold the Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the "Indemnitees") harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys' fees), other than any such loss, damage judgment, liability or expense caused by the Indemnitee's own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

         (b) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

         (c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

         (d) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         (e) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

         (f) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

         THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THE LOAN DOCUMENTS.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                       CSS INDUSTRIES, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as a Lender, as Swing Line Lender, as
                                   Fronting Lender and as Administrative Agent


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________


                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as a Lender


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________


                                   FLEET NATIONAL BANK, as a Lender


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________


                                   CITIZENS BANK OF PENNSYLVANIA, as a Lender


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________


                                   UNION PLANTERS BANK, as a Lender


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                          ACKNOWLEDGMENT AND AGREEMENT


         Each of the undersigned hereby acknowledges the provisions of the foregoing Amendment to Loan Agreement (the "Amendment") and confirms and agrees that its obligations under its Guaranty Agreement in favor of the Lenders shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects in respect of the Obligations of CSS Industries, Inc. under the Loan Agreement, as amended.

                                   THE PAPER MAGIC GROUP, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   BERWICK DELAWARE, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   BERWICK OFFRAY LLC (formerly Berwick
                                   Industries LLC)


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   CLEO INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   CLEO DELAWARE, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   PHILADELPHIA INDUSTRIES, INC.

                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   LLM HOLDINGS, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   THE PAPER MAGIC GROUP, INC.
                                   (a Delaware corporation)


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   DON POST STUDIOS, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   LION RIBBON COMPANY, INC. (formerly
                                   Daylight Acquisition Corp.)


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   THE PAPER MAGIC GROUP (HONG KONG) LTD.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________


                                   CRYSTAL CREATIVE PRODUCTS, INC.


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________